Exhibit 99.1

THIRD QUARTER 2005
FINANCIAL SUPPLEMENT

The following supplement is provided to assist in your financial analysis.

If you need further information, please contact:

Mark Yates, SVP
Investor Relations
901/523-4068
myates@firsthorizon.com

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	3Q05	2Q05	1Q05	4Q04	3Q04
Net interest income	$260,161	$241,608	$227,447	$228,446	$218,250
Noninterest income	369,943	343,312	343,464	313,682	307,231
Divestitures	-	-	-	3,200	-
Security G/L	(406)	75	(66)	(3,734)	20,383
Total revenue	629,698	584,995	570,845	541,594	545,864
Noninterest expense	436,219	419,031	394,855	382,688	365,596
Provision	22,608	15,786	13,109	11,783	10,044
Pretax income	170,871	150,178	162,881	147,123	170,224
Income taxes	54,674	47,473	53,672	43,971	56,623
Net income	116,197	102,705	109,209	103,152	113,601

Diluted shares	129,359	128,914	128,032	127,719	127,845
EPS	$0.90	$0.80	$0.85	$0.81	$0.89
Tax rate	32%	32%	33%	30%	33%
Efficiency ratio	69%	72%	69%	71%	67%

Certain previously reported amounts have been reclassified to agree with current presentation.

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	3Q05	2Q05	1Q05	4Q04	3Q04
Interest income	$497,439	$438,385	$384,876	$334,789	$300,183
Less interest expense	237,278	196,777	157,429	106,343	81,933
Net interest income	260,161	241,608	227,447	228,446	218,250
Provision for loan losses	22,608	15,786	13,109	11,783	10,044
Net interest income after
provision for loan losses	237,553	225,822	214,338	216,663	208,206
Noninterest income:
Mortgage banking	140,482	108,993	118,762	94,771	105,155
Capital markets	82,158	94,789	95,162	76,522	79,913
Deposit transactions
and cash management	41,268	39,471	33,255	37,695	38,624
Merchant processing	22,680	23,239	20,460	19,679	19,299
Insurance commissions	12,673	13,525	14,749	11,649	13,962
Trust services and investment
management	11,299	11,278	11,164	11,741	11,838
Gains on divestitures	-	-	-	3,200	-
Securities (losses)/gains, net	(406)	75	(66)	(3,734)	20,383
Other	59,383	52,017	49,912	61,625	38,440
Total noninterest income	369,537	343,387	343,398	313,148	327,614
Adjusted gross income after
provision for loan losses	607,090	569,209	557,736	529,811	535,820
Noninterest expense:
Employee compensation,
incentives and benefits	261,906	248,064	242,986	228,206	210,089
Occupancy	26,547	26,548	24,516	22,875	23,865
Equipment rentals, depreciation,
and maintenance	19,668	19,406	18,085	18,633	18,713
Operations services	20,660	20,328	18,477	18,379	17,801
Communications and courier	14,809	13,684	12,893	12,446	12,118
Amortization of intangible assets	3,598	3,360	3,362	3,014	2,165
Other	89,031	87,641	74,536	79,135	80,845
Total noninterest expense	436,219	419,031	394,855	382,688	365,596
Pretax income	170,871	150,178	162,881	147,123	170,224
Applicable income taxes	54,674	47,473	53,672	43,971	56,623
Net income	$116,197	$102,705	$109,209	$103,152	$113,601
Diluted earnings per common share	$ .90	$ .80	$ .85	$ .81	$ .89
Dividends declared	.43	.43	.43	.43	.40
SELECTED FINANCIAL RATIOS:
Return on average assets	1.21%	1.14%	1.30%	1.40%	1.63%
Return on average shareholders' equity	21.1	19.6	21.8	20.8	23.7
Certain previously reported amounts have been reclassified to agree with current presentation.

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	3Q05	2Q05	1Q05	4Q04	3Q04
All other income and commissions:
Revenue from loan sales and securitizations	$10,878	$10,319	$13,232	$14,151	$22
Cardholder fees	7,070	6,733	6,092	6,405	6,461
Other service charges	5,968	5,753	5,218	5,270	4,696
Remittance processing	3,908	3,790	3,787	3,888	4,423
Check clearing fees	1,885	1,778	1,869	2,340	2,562
Other	29,674	23,644	19,714	29,571	20,276
Total	$59,383	$52,017	$49,912	$ 61,625	$ 38,440
All other expense:
Advertising and public relations	$ 11,254	$12,518	$11,535	$ 8,585	$ 9,976
Legal and professional fees	12,439	11,829	8,749	11,816	9,529
Travel and entertainment	7,721	8,898	7,445	8,684	7,983
Computer software	8,333	8,845	7,024	7,199	7,127
Contract employment	7,913	8,631	6,700	7,877	6,264
Supplies	4,737	4,040	4,360	4,399	4,187
Foreclosed real estate	3,547	(614)	2,497	2,759	2,072
Fed service fees	1,885	1,905	1,926	1,979	2,263
Deposit insurance premium	795	746	689	923	661
Charitable contributions	950	460	374	339	414
Other	29,457	30,383	23,237	24,575	30,369
Total	89,031	87,641	74,536	79,135	80,845
Certain previously reported amounts have been reclassified to agree with current presentation.

AVERAGE STATEMENTS OF CONDITION
Quarterly, Unaudited

(Millions)	3Q05	2Q05	1Q05	4Q04	3Q04
Assets:
Earning assets:
Loans, net of unearned income	$ 18,722.0	$ 17,782.3	$ 16,680.6	$ 16,836.4	$ 15,858.6
Investment securities	2,934.1	2,931.3	2,794.8	2,150.6	2,625.7
Other earning assets:
Loans held for sale	6,936.8	6,055.9	5,315.1	4,696.1	4,036.7
Federal funds sold and securities
purchased under agreements to resell	2,532.7	2,482.6	2,047.3	783.7	716.8
Capital markets securities inventory	2,158.3	2,069.1	2,235.0	856.9	719.5
Mortgage banking trading securities	271.9	292.3	288.4	249.5	240.0
Investment in bank time deposits	6.3	5.7	5.9	5.6	11.4
Total other earning assets	11,906.0	10,905.6	9,891.7	6,591.8	5,724.4
Total earning assets	33,562.1	31,619.2	29,367.1	25,578.8	24,208.7
Allowance for loan losses	(176.2)	(169.4)	(164.6)	(165.2)	(165.1)
Cash and due from banks	769.8	727.4	729.8	779.2	740.0
Premises and equipment, net	400.5	387.5	378.0	373.7	369.5
Capital markets receivables	393.5	742.2	880.5	153.4	184.6
Other assets	3,141.3	2,975.3	2,900.6	2,590.0	2,378.9
Total assets	38,091.0	36,282.2	34,091.4	29,309.9	27,716.6

Liabilities and shareholders' equity:
Interest-bearing deposits:
Savings	$ 289.7	$ 294.4	$ 294.1	$ 292.6	$ 293.1
Checking interest and money market	4,287.2	4,319.5	4,273.7	3,935.8	3,835.5
Certificates of deposit under $100,000
and other time	2,278.1	2,184.3	2,102.4	2,065.8	2,015.0
Total interest-bearing core deposits	6,855.0	6,798.2	6,670.2	6,294.2	6,143.6
Noninterest-bearing deposits	5,659.0	5,167.4	4,786.7	4,913.7	4,542.2
Total core deposits	12,514.0	11,965.6	11,456.9	11,207.9	10,685.8
Certificates of deposit $100,000 and more	11,467.8	10,557.3	10,147.1	8,079.0	6,971.1
Total deposits	23,981.8	22,522.9	21,604.0	19,286.9	17,656.9
Federal funds purchased and securities
sold under agreements to repurchase	4,913.3	4,651.6	3,991.2	3,731.0	3,993.3
Trading liabilities	1,665.3	1,589.4	1,470.5	614.8	484.2
Commercial paper and other short-term
borrowings	1,230.4	998.8	691.0	161.0	125.2
Term borrowings	2,374.6	2,585.2	2,616.1	2,385.1	2,340.6
Capital markets payables	350.5	423.8	569.8	124.0	155.3
Other liabilities	1,093.6	1,115.4	1,083.4	1,033.4	1,055.1
Preferred stock of subsidiary	295.3	295.4	30.0	0.5	0.5
Shareholders' equity	2,186.2	2,099.7	2,035.4	1,973.2	1,905.5
Total liabilities and shareholders' equity	38,091.0	36,282.2	34,091.4	29,309.9	27,716.6

PERIOD END STATEMENTS OF CONDITION
Quarterly, Unaudited

(Millions)	3Q05	2Q05	1Q05	4Q04	3Q04
Assets:
Cash and due from banks	$ 1,037.4	$ 989.9	$ 773.4	$ 638.2	$ 810.5
Federal funds sold and securities
purchased under agreements to resell	1,972.3	1,911.0	1,599.0	682.3	475.3
Total cash and cash equivalents	3,009.7	2,900.9	2,372.4	1,320.5	1,285.8
Investment in bank time deposits	6.4	5.2	10.7	5.3	5.7
Trading securities	2,013.5	2,064.5	1,826.6	988.0	1,068.6
Loans held for sale	5,158.1	5,795.5	5,277.2	5,168.0	3,893.3
Securities available for sale	2,841.6	2,998.1	2,899.5	2,680.6	1,771.7
Securities held to maturity	.4	.4	.4	.4	.5
Loans, net of unearned income	19,212.1	18,428.6	17,183.8	16,427.7	16,403.3
Less: Allowance for loan losses	185.0	169.7	164.2	158.2	161.8
Total net loans	19,027.1	18,258.9	17,019.6	16,269.5	16,241.5
Capital markets receivables	1,453.4	1,694.7	2,435.5	276.3	1,025.8
Mortgage servicing rights, net	1,210.3	1,018.0	1,135.6	1,036.4	966.1
Goodwill	309.5	292.1	287.9	187.2	184.7
Other intangible assets, net	86.9	86.5	89.6	34.8	37.2
Premises and equipment, net	412.0	391.1	384.5	379.4	369.7
Real estate acquired by foreclosure	27.8	27.1	25.7	27.8	32.5
Other assets	1,485.6	1,632.8	1,392.2	1,397.5	1,411.6
Total assets	$37,042.3	$37,165.8	$35,157.4	$29,771.7	$28,294.7

Liabilities and shareholders' equity:
Deposits:
Savings	$ 288.9	$ 290.3	$ 299.0	$ 289.8	$ 290.1
Checking interest and money market	4,331.6	4,231.8	4,338.5	4,220.4	3,822.9
Certificates of deposit under $100,000
and other time	2,338.4	2,223.5	2,145.3	2,061.2	2,051.8
Total interest-bearing core deposits	6,958.9	6,745.6	6,782.8	6,571.4	6,164.8
Noninterest-bearing deposits	5,891.5	5,949.6	5,508.6	4,994.6	4,956.3
Total core deposits	12,850.4	12,695.2	12,291.4	11,566.0	11,121.1
Certificates of deposit $100,000 and more	12,497.2	8,962.7	10,781.0	8,216.2	7,801.2
Total deposits	25,347.6	21,657.9	23,072.4	19,782.2	18,922.3
Federal funds purchased and securities
sold under agreements to repurchase	2,358.0	5,459.0	2,788.2	3,247.0	2,152.9
Trading liabilities	906.6	1,192.0	924.0	426.3	291.6
Commercial paper and other short-term
borrowings	1,217.9	1,172.6	967.7	139.8	208.9
Term borrowings	2,000.1	2,537.0	2,591.4	2,616.4	2,453.5
Capital markets payables	1,507.6	1,519.1	1,283.8	390.3	1,159.0
Other liabilities	1,151.3	1,149.6	1,141.4	1,128.2	1,123.4
Total liabilities	34,489.1	34,687.2	32,768.9	27,730.2	26,311.6
Preferred stock of subsidiary	295.3	295.3	295.8	.5	.4
Shareholders' equity:
Common stock	78.7	78.2	77.6	77.2	76.9
Capital surplus	259.0	228.5	196.5	173.9	165.2
Undivided profits	1,962.8	1,900.8	1,851.8	1,795.8	1,745.8
Accumulated other comprehensive loss, net	(33.6)	(13.7)	(36.2)	(9.9)	(11.2)
Deferred compensation on incentive plans	(21.1)	(22.6)	(9.1)	(8.2)	(7.1)
Deferred compensation obligation	12.1	12.1	12.1	12.2	13.1
Total shareholders' equity	2,257.9	2,183.3	2,092.7	2,041.0	1,982.7
Total liabilities and shareholders' equity	$37,042.3	$37,165.8	$35,157.4	$29,771.7	$28,294.7

AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

(Millions)	3Q05	2Q05	1Q05	4Q04	3Q04
Average loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 6,176.2	$ 5,894.5	$ 5,480.1	$ 5,213.6	$ 4,935.3
Real estate commercial	1,163.2	1,086.3	1,004.5	929.7	960.2
Real estate construction	1,735.9	1,546.2	1,306.0	1,132.1	945.1
Total commercial loans	9,075.3	8,527.0	7,790.6	7,275.4	6,840.6
Retail:
Real estate residential	7,593.7	7,533.5	7,385.8	8,204.5	7,852.6
Real estate construction	1,643.9	1,321.2	1,105.4	939.8	746.1
Other retail	167.5	161.1	160.7	172.6	180.0
Credit card receivables	241.6	239.5	238.1	244.1	239.3
Total retail loans	9,646.7	9,255.3	8,890.0	9,561.0	9,018.0
Total loans, net of unearned income	$18,722.0	$17,782.3	$16,680.6	$16,836.4	$15,858.6

Period-end loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$ 6,354.8	$ 6,181.6	$ 5,781.3	$ 5,560.7	$ 5,097.0
Real estate commercial	1,171.6	1,128.2	1,030.1	960.2	931.5
Real estate construction	1,849.1	1,662.8	1,428.0	1,208.7	1,027.2
Total commercial loans	9,375.5	8,972.6	8,239.4	7,729.6	7,055.7
Retail:
Real estate residential	7,603.3	7,549.9	7,358.9	7,244.7	8,081.4
Real estate construction	1,814.6	1,499.5	1,190.1	1,035.6	845.4
Other retail	170.7	163.8	160.5	168.8	175.6
Credit card receivables	248.0	242.8	234.9	249.0	245.2
Total retail loans	9,836.6	9,456.0	8,944.4	8,698.1	9,347.6
Total loans, net of unearned income	$19,212.1	$18,428.6	$17,183.8	$16,427.7	$16,403.3

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	3Q05	2Q05	1Q05	4Q04	3Q04
Net interest income	$224,264	$210,327	$197,267	$193,380	$178,643
Noninterest income	129,503	123,104	121,379	127,466	114,461
Divestitures	-	-	-	3,200	-
Security G/L	-	-	-	(1)	637
Total revenue	353,767	333,431	318,646	324,045	293,741
Total noninterest expense	212,403	207,800	192,868	196,836	184,268
Provision	22,428	15,667	13,069	11,798	10,044
Pretax income	118,936	109,964	112,709	115,411	99,429

Efficiency ratio	60%	62%	61%	61%	63%

Average loans (millions)	$18,613	$17,700	$16,622	$16,792	$15,827
Other earning assets (millions)	2,250	1,844	1,774	1,124	731
Total earning assets (millions)	20,863	19,544	18,396	17,916	16,558

Total deposits	10,916	10,606	10,384	9,975	9,666

Net interest margin	4.26%	4.32%	4.35%	4.29%	4.29%

Noninterest revenue detail
Deposit transactions & cash mgmt	$41,298	$39,440	$33,254	$37,694	$38,622
Merchant processing	22,685	23,243	20,465	19,683	19,304
Insurance commissions	12,236	13,085	14,287	11,206	13,539
Trust services & investment mgmt	11,300	11,278	11,164	11,741	11,837
Cardholder fees	6,836	6,529	5,922	6,252	6,332
Other service charges	5,367	5,219	4,806	4,900	4,378
Check clearing fees	1,885	1,778	1,869	2,340	2,562
Revenue from loan sales and
securitizations (a)	8,638	8,386	11,114	14,151	22
Miscellaneous revenue	19,258	14,146	18,498	19,499	17,865
Total noninterest revenue	129,503	123,104	121,379	127,466	114,461

Statistics
Trust total assets (millions)(b)	12,495	12,208	12,164	12,228	12,327
Trust total managed assets (millions)(b)	7,028	7,158	7,204	7,608	7,463
Merchant transactions	46,164	46,309	42,701	39,347	40,480
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	3Q05	2Q05	1Q05	4Q04	3Q04
Net interest income	$41,688	$37,601	$32,957	$38,858	$37,758
Noninterest income:
Net origination fees	115,541	95,676	99,964	76,567	68,375
Net servicing fees	17,951	6,295	13,765	15,382	25,560
Other fees	17,762	15,769	8,846	9,901	15,291
Total noninterest income	151,254	117,740	122,575	101,850	109,226
Total revenue	192,942	155,341	155,532	140,708	146,984
Noninterest expense	131,031	112,568	108,630	105,451	105,237
Provision	180	119	40	(15)	-
Pretax income	61,731	42,654	46,862	35,272	41,747

Noninterest expense detail
Commissions & incentives	$86,471	$79,092	$59,020	66,255	59,732
FAS 91 cost deferral	4,616	(1,332)	(2,574)	(6,315)	2,195
Other salaries & benefits	60,779	59,332	57,402	63,100	54,497
Total salaries & benefits	151,866	137,092	113,848	123,040	116,424
Contract labor & outsourcing	5,059	5,298	4,456	4,688	4,210
Equipment & occupancy	16,554	16,786	15,600	16,837	17,717
Foreclosure provision	3,063	(646)	2,414	2,418	1,757
Other expenses	47,556	43,936	40,761	29,646	47,931
Total expenses before FAS 91 reclass	224,098	202,466	177,079	176,629	188,039
FAS 91 reclassification	(97,429)	(92,667)	(70,808)	(74,881)	(86,706)
Total Noninterest Expense Before
Segment Allocations	126,669	109,799	106,271	101,748	101,333
Segment Allocations	4,362	2,769	2,359	3,703	3,904
Total Noninterest Expense	131,031	112,568	108,630	105,451	105,237

Other information
Efficiency ratio	68%	72%	70%	75%	72%

Warehouse (millions)	$4,583	$4,081	$3,522	$3,543	$3,217
Other earning assets (millions)	394	391	343	318	287
Total earning assets (millions)	4,977	4,472	3,865	3,861	3,504

Escrow balances	2,334	2,054	1,724	1,779	1,570

Net interest margin	3.32%	3.37%	3.46%	4.00%	4.29%

Warehouse Spread	2.33%	2.66%	2.89%	3.58%	3.93%

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	3Q05	2Q05	1Q05	4Q04	3Q04
ORIGINATION INCOME
Origination Fees	$104,395	$97,468	$76,050	$79,235	$82,425
FAS 91 Fee Deferral	4,846	(3,774)	(939)	(3,192)	2,966
Appraisal, Final Inspection,
Credit Report Fees	9,639	8,967	6,926	7,142	7,335
Total origination fees	118,880	102,661	82,037	83,185	92,726

Secondary Marketing Income:
OMSR	108,094	80,076	72,948	62,462	58,120
SRP	14,940	13,629	10,426	7,709	8,656
Marketing G/L (Trading Gains)	15,165	19,884	27,553	15,605	20,904
Concessions	(39,810)	(27,319)	(21,944)	(15,360)	(25,724)
LOCOM	(4,299)	(588)	(248)	(2,153)	399
Total Secondary Marketing Fees -
Mortgage	94,090	85,682	88,735	68,263	62,355

FAS 91 Reclassification	(97,429)	(92,667)	(70,808)	(74,881)	(86,706)

Total Origination Income	115,541	95,676	99,964	76,567	68,375

KEY ORIGINATIONS METRICS

Production ($ in millions):
First Lien Production	10,557	9,526	7,618	7,840	6,842

Refinanced Production	4,387	3,545	3,588	3,475	2,117
Refinanced %	42%	37%	47%	44%	31%
Purchased Production	6,170	5,981	4,030	4,365	4,725
Purchased %	58%	63%	53%	56%	69%

ARMs % (Excluding Gov't ARMS)	41%	50%	45%	47%	48%

Total Sales Force	2,602	2,629	2,574	2,416	2,258

Warehouse/Pipeline Balance:
Ending Warehouse Balance	3,159	3,663	3,477	3,420	2,832
Ending Pipeline Balance (Locked)	3,930	5,209	4,065	3,309	3,922

Loan Sales (Deliveries):
Total Loan Sales	10,563	8,738	7,380	7,134	6,529

Margins:
Marketing Margin on Deliveries (bps):
OMSR	102	92	99	88	89
Marketing G/L (Trading Gains)	14	23	37	22	32
LOCOM	(4)	(1)	-	(3)	1
Concessions/SRP	(23)	(16)	(16)	(11)	(26)
Total Marketing Margin on Deliveries	89	98	120	96	96

Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

	3Q05		2Q05		1Q05		4Q04		3Q04
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$88,866	38	$87,285	39	$85,908	39	$80,462	38	$75,279	39
Guarantee Fees	(18,900)	(8)	(19,039)	(9)	(19,127)	(9)	(18,020)	(9)	(17,022)	(9)
Sub-Service Fee Income	101	-	40	-	4	-	2	-	7	-
Lender Paid MI	(145)	-	(159)	-	(121)	-	(143)	-	(134)	-
Net Service Fees	69,922	30	68,127	30	66,664	30	62,301	29	58,130	30

Early Payoff Interest Expense	(6,844)	(3)	(5,742)	(2)	(5,193)	(2)	(5,485)	(2)	(4,064)	(2)
Ancillary Fees	6,601	3	6,001	3	6,411	3	5,864	3	5,666	3
Total Service Fees	69,679	30	68,386	31	67,882	31	62,680	30	59,732	31

AMORTIZATION/IMPAIRMENT
Amortization	(47,873)		(45,808)		(46,915)		(41,639)		(38,111)
Impairment	48		(23,545)		(10,375)		(9,489)		(13,356)
Total Amortization/Impairment	(47,825)		(69,353)		(57,290)		(51,128)		(51,467)

HEDGE GAINS
MSR Hedge Gains/(Losses)
NII on SWAPs	8,703		13,607		18,330		16,382		16,987
Hedge Ratios	11,259		16,092		11,013		15,481		8,648
Other Ineffectiveness	(13,793)		(10,391)		(11,843)		(13,342)		(1,701)
Total MSR Hedge Gains/(Losses)	6,169		19,308		17,500		18,521		23,934

Time Decay of MSR Hedges	(9,831)		(9,513)		(9,984)		(12,129)		(7,637)

Hedge MTM & Time Decay:
I/O Strip Time Decay	(367)		(2,092)		(3,257)		(1,874)		(1,246)
I/O Strip MTM	126		(441)		(1,086)		(688)		2,244
Total Hedge MTM & Time Decay	(241)		(2,533)		(4,343)		(2,562)		998
Total Hedge Gains	(3,903)		7,262		3,173		3,830		17,295

Total Servicing Income	17,951		6,295		13,765		15,382		25,560

KEY SERVICING METRICS
($ in millions)
Avg. Servicing Portfolio (Owned)	$92,235		$89,366		$87,397		$84,863		$76,885
End. Servicing Portfolio (Owned)	$93,589		$90,823		$88,010		$86,587		$81,591
Average Loans Serviced (#)	610,895		599,361		598,997		583,248		539,527

Product Mix (Average)
Product Mix (%)
GNMA	9%		10%		11%		12%		14%
FNMA/FHLMC	67%		68%		69%		69%		68%
Private	20%		18%		16%		15%		13%
Sub-Total	96%		96%		96%		96%		95%
Warehouse	4%		4%		4%		4%		5%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$43.22		$40.05		$42.81		$40.22		$42.01
Direct Servicing Cost per Loan	$52.24		$52.08		$54.12		$56.88		$56.85

Portfolio Data
(in millions)
Average Servicing Asset **	1,106		1,062		1,049		971		947
Valuation Reserve (Ending Balance)	1		6		3		4		7
Servicing Book Value (bps)		120		119		120		114		123

Amortization/Average Servicing Asset	17%		17%		18%		17%		16%
Impairment/Average Servicing Asset	0%		9%		4%		4%		6%

Run-Off Rate	28%		25%		22%		26%		22%

** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

(Thousands)	3Q05	2Q05	1Q05	4Q04	3Q04
Net interest income	($ 7,826)	($ 9,490)	($ 5,179)	$376	$1,416
Noninterest income:
Fixed income	42,642	50,819	63,020	45,919	46,755
Other fees	43,599	49,399	33,407	34,164	34,600
Total noninterest income	86,241	100,218	96,427	80,083	81,355
Total revenue	78,415	90,728	91,248	80,459	82,771
Noninterest expense	75,910	82,679	81,538	69,527	64,640
Pretax income	2,505	8,049	9,710	10,932	18,131

Efficiency ratio	97%	91%	89%	86%	78%

Trading inventory (millions)	$2,158	$2,069	$2,235	$857	$719
Other earning assets (millions)	2,512	2,493	1,964	715	669
Total earning assets (millions)	4,670	4,562	4,199	1,572	1,388

Net interest margin	-0.66%	-0.83%	-0.50%	0.10%	0.41%

CORPORATE
Quarterly, Unaudited

(Thousands)	3Q05	2Q05	1Q05	4Q04	3Q04
Net interest income	$2,035	$3,170	$2,402	($ 4,168)	$433
Noninterest income	2,945	2,250	3,083	4,283	2,189
Security G/L	(406)	75	(66)	(3,733)	19,746
Total revenue	4,574	5,495	5,419	(3,618)	22,368
Total noninterest expense	16,875	15,984	11,819	10,874	11,451
Pretax income	(12,301)	(10,489)	(6,400)	(14,492)	10,917

CAPITAL HIGHLIGHTS
(Dollars in millions except per share amounts, Unaudited)

	3Q05	2Q05	1Q05	4Q04	3Q04
Tier 1 Capital (a)	$ 2,434.2	$ 2,364.8	$ 2,292.3	$ 2,080.2	$ 2,027.2
Tier 2 Capital (a)	1,112.5	1,096.7	1,108.8	1,102.5	739.4
Total Capital (a)	$ 3,546.7	$ 3,461.5	$ 3,401.1	$ 3,182.7	$ 2,766.6

Risk-Adjusted Assets (a)	$28,567.7	$27,464.8	$25,736.7	$24,140.7	$22,505.2

Tier 1 Ratio (a)	8.52%	8.61%	8.91%	8.62%	9.01%
Tier 2 Ratio (a)	3.90	3.99	4.30	4.56	3.28
Total Capital Ratio (a)	12.42%	12.60%	13.21%	13.18%	12.29%

Leverage Ratio (a)	6.46%	6.59%	6.80%	7.16%	7.38%

Shareholders' Equity/Assets Ratio (b)	5.74	5.79	5.97	6.73	6.87

Book Value	$ 17.78	$ 17.32	$ 16.73	$ 16.39	$ 15.96

(a) Current quarter is an estimate
(b) Calculated on average balances

NET INTEREST MARGIN (NIM) HIGHLIGHTS
(Unaudited)

	3Q05	2Q05	1Q05	4Q04	3Q04
Consolidated Yields and Rates:
Investment securities	4.30%	4.33%	4.27%	4.21%	4.36%
Loans, net of unearned	6.34	5.98	5.63	5.33	5.01
Loans held for sale	6.43	6.20	5.95	5.79	5.56
Capital markets securities inventory	5.01	4.39	4.39	3.64	3.73
Mortgage banking trading securities	12.82	12.63	12.68	12.60	12.11
Other earning assets	3.07	2.61	2.15	1.54	1.19
Yields on earning assets	5.90	5.56	5.29	5.22	4.95
Interest-bearing core deposits	2.13	1.92	1.73	1.56	1.43
CD's over $100,000	3.53	3.06	2.59	2.09	1.61
Fed funds purchased and repos	3.18	2.71	2.24	1.78	1.29
Commercial paper and other short-term
borrowings	3.62	3.18	2.68	2.15	1.83
Capital markets trading liabilities	5.54	5.20	4.64	3.65	4.00
Term borrowings	4.16	3.71	3.18	2.70	2.28
Rates paid on interest-bearing liabilities	3.31	2.90	2.49	1.99	1.63
Net interest spread	2.59	2.66	2.80	3.23	3.32
Effect of interest-free sources	.50	.40	.32	.34	.28
FHN - NIM	3.09%	3.06%	3.12%	3.57%	3.60%
Certain previously reported amounts have been reclassified to agree with current presentation.